Exhibit 10.43
AMENDMENT NO. 7 TO AMENDED AND RESTATED UNCOMMITTED
MASTER REPURCHASE AGREEMENT

This Amendment No. 7 to Amended and Restated Uncommitted Master Repurchase Agreement (this "Amendment") is made and entered into as of September 29, 2021, by and between BSPRT JPM Loan, LLC ("Seller"), and JPMorgan Chase Bank, National Association ("Buyer").

W I T N E S S E T H:

WHEREAS, Buyer and Seller have made and entered into that certain Amended and Restated Master Repurchase Agreement, dated as of June 12, 2017, as amended by that certain Amendment No. 1 to Amended and Restated Master Purchase Agreement, dated as of January 30, 2018, as further amended by that certain Amendment No. 2 to Amended and Restated Master Repurchase Agreement, dated as of July 27, 2018, as further amended by that certain Amendment No. 3 to Amended and Restated Master Purchase Agreement, dated as of September 3, 2019, as further amended by that certain Amendment No. 4 to Amended and Restated Master Repurchase Agreement, dated as of July 21, 2020, as further amended by that certain Amendment No. 5 to Amended and Restated Master Repurchase Agreement, dated as of October 6, 2020, as further amended by that certain Amendment No. 7 to Amended and Restated Master Repurchase Agreement, dated as of July 21, 2021 (collectively, the “Original MRA” and, as amended hereby, the “MRA”; capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Original MRA);

WHEREAS, Seller desires to amend certain provisions of the Original MRA, and Buyer is willing to agree to the same on the terms and conditions set forth herein.

NOW THEREFORE, for and in consideration of the foregoing and for ten dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendment. The definition of “Indebtedness” contained in Article 2 of the Original MRA is hereby amended by inserting the following after the last sentence of such definition:

“Notwithstanding the foregoing, neither (i) Non-Recourse Indebtedness owing pursuant to a real estate mortgage investment conduit, a collateralized loan obligation transaction, or other similar securitization, or
(ii) Indebtedness owing pursuant to an adjustable-rate mortgage security or any related repurchase agreement, shall be considered Indebtedness for any Person.”

2.Entire Agreement; No Novation or Release. This Amendment, together with the Original MRA, reflects the entire understanding with respect to the subject matter contained herein, and supersedes any prior agreements, whether written or oral. This Amendment is not intended to be, and shall not be deemed or construed to be, a satisfaction, novation or

Exhibit 10.43
release of the MRA. Except as expressly amended hereby, all representations, warranties, terms, covenants and conditions of the Original MRA shall remain unamended and unwaived and shall continue in full force and effect.

3.Choice of Law. This Amendment shall be construed and enforced in accordance with and governed by the internal laws (as opposed to the conflicts of laws provisions) of the State of New York.

4.Headings. The headings used in this Amendment are for reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment.

5.Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

6.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together shall constitute but one and the same instrument.

[Signatures on the Following Page]

Exhibit 10.43

WITNESS the hand and seal of each of the undersigned as of the date first written above.

BUYER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By: /s/: Thomas Cassino
Name: Thomas Cassino
Title: Managnig Director

Exhibit 10.43

SELLER:

By: /s/: Micah Goodman
Name: Micah Goodman
Title: Authorized Person